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                        Supplement dated August 17, 1998
       to the New England Stock Funds Class A, B and C shares and Class Y shares Prospectuses dated May 1, 1998

FOR NEW ENGLAND VALUE FUND and NEW ENGLAND BALANCED FUND
The following supplements the "Fund Management" section of each Prospectus:
Effective August 1998, Jeffrey Wardlow and Lauriann Kloppenberg have assumed responsibility for the day-to-day management of the Value Fund. Also effective August 1998, Jeffrey Wardlow and Gregg Watkins have assumed responsibility for the day-to-day management of the equity portion of the Balanced Fund and the responsibility for allocating the assets of the Balanced Fund between equity and fixed-income securities. The day-to-day management of the fixed-income portion of the Balanced Fund remains the same. Mr. Wardlow, Vice President of Loomis Sayles, has managed the Loomis Sayles Core Value Fund since its inception in May 1991. Ms. Kloppenberg, Vice President and Director of Equity Research of Loomis Sayles, has been employed by Loomis Sayles for more than five years. Mr. Watkins, Vice President of Loomis Sayles, is also a portfolio manager of the Loomis Sayles Mid-Cap Value Fund and has been employed by Loomis Sayles for more than five years.


FOR NEW ENGLAND GROWTH FUND
Effective September 1, 1998, New England Growth Fund offers Class C shares to the general public in addition to Class A and Class B shares. Therefore, the following tables supplement "Annual fund operating expenses" and "Example" in the "Schedule of Fees" section:

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                                                      NEW ENGLAND GROWTH FUND
                                                      -----------------------
                                                             CLASS C
                                                      -----------------------
Management Fees......................................         0.67%
12b-1 Fees...........................................         1.00%*
Other Expenses.......................................         0.20%
Total Fund Operating Expenses........................         1.87%


* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

EXAMPLE

You would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) unless otherwise noted, redemption at period end. The 5% return and expenses in the Example should not be considered indicative of actual or expected Fund performance or expenses, both of which may be more or less than those shown.

                               NEW ENGLAND GROWTH FUND
                             --------------------------
                                       CLASS C
                             --------------------------
                                 (1)          (2)
1  year.......................   $ 29        $ 19

3  years......................   $ 59        $ 59

5  years......................   $101        $101

10 years......................   $219        $219

(1)   Assumes redemption at end of period.
(2)   Assumes no redemption at end of period.